Supplement to current statement of additional information:


MFS(R)/Sun Life Series Trust:

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Core Equity Series                          Money Market Series
Emerging Growth Series                      New Discovery Series
Emerging Markets Equity Series              Research Series
Global Governments Series                   Research International Series
Global Growth Series                        Strategic Growth Series
Global Total Return Series                  Strategic Income Series
Government Securities Series                Strategic Value Series
High Yield Series                           Technology Series
International Growth Series                 Total Return Series
International Value Series                  Utilities Series
Massachusetts Investors Growth Stock Series Value Series


This SAI supplement supersedes and replaces the Funds' SAI supplement dated September 1, 2006 and January 1, 2007.

Effective September 1, 2006, in the section entitled "4. Management of the Series Fund - Investment Adviser," the following row is added to the second table:

Money Market Series..................................................1.25%


Effective September 1, 2006, the first paragraph beneath the tables in the section entitled "4. Management of the Series Fund - Investment Adviser" is replaced in its entirety by the following:

Effective September 1, 2006, MFS has agreed in writing to bear the operating expenses of the following series such that the total expenses of such series do not exceed the following annual percentages of such series' average daily net assets: Core Equity Series 0.95% for Initial Class and 1.20% for Service Class, Mid Cap Growth Series 0.95% for Initial Class and 1.20% for Service Class, Mid Cap Value Series 1.00% for Initial Class and 1.25% for Service Class, New Discovery Series 0.95% for Initial Class and 1.20% for Service Class, Strategic Growth Series 0.95% for Initial Class and 1.20% for Service Class, Strategic Income Series 0.90% for Initial Class and 1.15% for Service Class, Strategic Value Series 0.98% for Initial Class and 1.23% for Service Class, Technology Series 1.00% for Initial Class and 1.25% for Service Class, and Value Series 0.90% for Initial Class and 1.15% for Service Class. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until at least August 31, 2007. In addition, MFS has agreed to bear the Money Market Series' expenses, excluding taxes, extraordinary expenses, brokerage and transaction costs, in excess of 0.60% of the Series' Initial Class and 0.85% of the Series' Service Class Shares' average daily net assets, and MFS has agreed to bear the expenses of the Capital Appreciation Series, Global Governments Series, Government Securities Series, High Yield Series, Massachusetts Investors Trust Series, and Total Return Series,

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excluding taxes,  extraordinary  expenses,  brokerage and transaction  costs, in excess of 1.00% of each Series Initial Class shares. These agreements may be modified or rescinded by MFS at any time.

Effective immediately, the last two paragraphs of Section 5 of the statement of additional information captioned, "Distribution Plan" - "Distribution Plan Payments" are replaced in their entirety by the following:

As described above, shares of the Series are only sold principally as investment options under variable life and annuity products (the "Variable Products") sold by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, "Sun Life"). Sun Life, or the selling broker or other financial intermediary through which your investment in the series is made may receive all or a portion of the Rule 12b-1 fees described above. In addition, MFS makes payments from its own resources to Sun Life in consideration of administrative services provided by Sun Life and to reimburse certain of the administrative costs and expenses incurred by Sun Life with respect to the Variable Products.

We understand that in connection with the sale of the Variable Products, the selling broker or other financial intermediary may receive various forms of compensation including:

     o A sales commission from Sun Life based upon the premium paid on the Variable Product. The prospectus for the Variable Product describes the commission paid on the Variable Product that you purchased.

     o Payments of distribution fees under the Rule 12b-1 Plan for the Service Class of the Series, which are asset-based charges paid from the assets of the Fund.

     o Additional cash payments or reimbursements by Sun Life out of its own assets, to broker-dealers which sell the Variable Products in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Variable Products on the broker-dealers' preferred or recommended list, access to the broker-dealers' registered representatives for purposes of promoting sales of the Variable Products, assistance in training and education of the employees of a broker-dealer, and opportunities for Sun Life to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer's actual or expected aggregate sales of the Variable Products or assets held within those contracts and the level of these payments or reimbursement may not bear any relationship to the amount or proportion of Variable Product assets invested in the series. You should consult the prospectus for the Variable Product that you hold to learn more about these arrangements; the SAI for the Variable Products may also contain additional information about these arrangements.

These payments may provide additional incentives to selling brokers or intermediaries to actively promote the Variable Products or cooperate with related promotional efforts.

Effective March 8, 2007, the sub-section entitled "7. Additional Information with Respect to Shares of Each Series - Other Series" is replaced in its entirety by the following:

Other Series -- Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

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

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported for the day that are held short, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at an evaluated bid as reported by an independent pricing service.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

Effective January 1, 2007, the section entitled "8. Portfolio Transactions and Brokerage Commissions," up to but not including the brokerage commissions table, is replaced in its entirety by the following:

8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker/dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital, the need for anonymity in the market; and the quality of services rendered by the broker/dealer in that and other transactions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Series.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Series to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. In determining whether a service or product qualifies as "brokerage and research services", the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

Broker/dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Such broker/dealers may be involved from time to time in executing, clearing or settling securities transactions on behalf of the Series ("Executing Brokers"), or may have entered into agreements with one or more Executing Brokers pursuant to which they are responsible for performing one or more functions, the performance of which has been identified by the SEC as being sufficient to constitute effecting securities transactions within the meaning of Section 28(e) as interpreted by the SEC ("Effecting Brokers"). In reliance on this interpretation the Adviser expects to enter into Commission Sharing Agreements with Executing Brokers which will provide for the Executing Brokers to pay a portion of the Commissions paid by the Series for securities transactions to Effecting Brokers. In addition to effecting securities transactions on behalf of the Series pursuant to a Commission Sharing Agreement, the Effecting Brokers will also provide Research for the benefit of the Adviser. If a government agency with regulatory authority over the affairs of the Adviser or its subsidiaries, or a court of competent jurisdiction, were to determine that an Effecting Broker is not effecting a securities transaction within the meaning of
Section 28(e), the Adviser believes that such Research should be considered as Research provided by the relevant Executing Broker and permitted by Section 28(e), provided that the relationship with such Executing Broker is otherwise consistent with the requirement for Research under Section 28(e). In such circumstances the Adviser will in effect be paying a greater commission in order to obtain third party research. The Adviser may use brokerage commissions from the Series' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser in serving both the Series and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Series effect securities transactions may be used by the Adviser in connection with the Series. The Adviser would, through the use of the Research, avoid the additional expenses that would be incurred if it attempted to develop comparable information through its own staff.

From time to time, the Adviser prepares a list of broker/dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each Research Firm, subject to certain requirements. These Research Firms may include Executing Brokers and Effecting Brokers. In instances when the Adviser allocates commissions to Research Firms that are effecting trades within the meaning of Section 28(e) on behalf of client accounts, such trades will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Series have an obligation to any Research Firm if the amount of brokerage commissions paid to the Research Firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Series and the Adviser's other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities that are suitable for the Series' portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Series' portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) Series or other accounts the beneficial owners of which are principally the Adviser's officers and employees of the Trust or Trustees which are not being offered to the public; and (3) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to Series or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial, Inc., or their affiliates other than the Adviser and its direct and indirect subsidiaries. In addition, accounts in which the Adviser or any of its direct or indirect subsidiaries is the sole beneficial owner generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Series or other clients of the Adviser when the account has been established and seeded by the Adviser or the subsidiary with a limited amount of assets for the purpose of establishing a performance record to enable the Adviser or the subsidiary to offer the account's investment style to unaffiliated third parties.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Series are concerned. In other cases, however, the Adviser believes that such practices may produce increased investment opportunities for the Series.

Effective immediately, the sub-section entitled "9. Disclosure of Portfolio Holdings - Public Disclosure of Portfolio Holdings" is restated in its entirety as follows:

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Series portfolio holdings through required SEC quarterly filings, a Series may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS website (mfs.com):

Information                             Approximate Date of Posting to Web Site

Series' full securities holdings            24 days after month end

as of each month's end

Note that the series or MFS may suspend the posting of this information or modify the elements of the Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclosure portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Series' portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Series. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Series.

A Series' portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Series makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determination by the SEC or its staff.

                  The date of this supplement is March 8, 2007.